April 25, 2025                                            Exhibit 99.1

Park National Corporation reports financial results
for first quarter 2025

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the first quarter of 2025. Park's board of directors declared a quarterly cash dividend of $1.07 per common share, payable on June 10, 2025, to common shareholders of record as of May 16, 2025.

“Our first quarter performance reflects our commitment to providing consistent financial support and a measure of predictability in dynamic market conditions,” said Park Chairman and CEO David Trautman. “In a world buffeted by extremes, our greatest opportunity to serve more is through continuing to build authentic relationships and showing up as a steady, reliable partner.”

Park’s net income for the first quarter of 2025 was $42.2 million, a 19.8 percent increase from $35.2 million for the first quarter of 2024. First quarter 2025 net income per diluted common share was $2.60, compared to $2.17 for the first quarter of 2024. Park’s total loans increased 0.9 percent (3.5 percent annualized) during the first quarter of 2025. Park's reported period end deposits increased 0.7 percent (2.9 percent annualized) during the first quarter of 2025, with an increase of 2.3 percent (9.5 percent annualized), including deposits that Park moved off balance sheet as of March 31, 2025. The combination of solid loan growth and steady deposits continue to contribute to Park's success in 2025.

“Our bankers’ ability to serve others well is reflected in our first quarter results,” said Park President Matthew Miller. “We’re deeply grateful for the trust our communities, customers and neighbors place in us every day. We look forward to growing these and new relationships, consistently delivering on our promises and expanding our impact.”

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of March 31, 2025). Park's banking operations are conducted through its subsidiary, The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) , Park Investments, Inc. and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; and (32) other risk factors related to the banking industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024

	2025	2024	2024	Percent change vs.
(in thousands, except common share and per common share data and ratios)	1st QTR	4th QTR	1st QTR	4Q '24	1Q '24
INCOME STATEMENT:
Net interest income	$104,377	$103,445	$95,623	0.9%	9.2%
Provision for credit losses	756	3,935	2,180	(80.8)%	(65.3)%
Other income	25,746	31,064	26,200	(17.1)%	(1.7)%
Other expense	78,164	83,241	77,228	(6.1)%	1.2%
Income before income taxes	$51,203	$47,333	$42,415	8.2%	20.7%
Income taxes	9,046	8,703	7,211	3.9%	25.4%
Net income	$42,157	$38,630	$35,204	9.1%	19.8%

MARKET DATA:
Earnings per common share - basic (a)	$2.61	$2.39	$2.18	9.2%	19.7%
Earnings per common share - diluted (a)	2.60	2.37	2.17	9.7%	19.8%
Quarterly cash dividend declared per common share	1.07	1.06	1.06	0.9%	0.9%
Special cash dividend declared per common share	—	0.50	—	N.M.	N.M.
Book value per common share at period end	79.00	76.98	71.95	2.6%	9.8%
Market price per common share at period end	151.40	171.43	135.85	(11.7)%	11.4%
Market capitalization at period end	2,451,370	2,770,134	2,199,556	(11.5)%	11.4%

Weighted average common shares - basic (b)	16,159,342	16,156,827	16,116,842	—%	0.3%
Weighted average common shares - diluted (b)	16,238,701	16,283,701	16,191,065	(0.3)%	0.3%
Common shares outstanding at period end	16,191,347	16,158,982	16,149,523	0.2%	0.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.70%	1.54%	1.44%	10.4%	18.1%
Return on average shareholders' equity (a)(b)	13.46%	12.32%	12.23%	9.3%	10.1%
Yield on loans	6.26%	6.21%	5.99%	0.8%	4.5%
Yield on investment securities	3.25%	3.46%	3.90%	(6.1)%	(16.7)%
Yield on money market instruments	4.46%	4.75%	5.48%	(6.1)%	(18.6)%
Yield on interest earning assets	5.85%	5.82%	5.66%	0.5%	3.4%
Cost of interest bearing deposits	1.76%	1.90%	1.94%	(7.4)%	(9.3)%
Cost of borrowings	3.94%	3.86%	4.25%	2.1%	(7.3)%
Cost of paying interest bearing liabilities	1.86%	1.99%	2.08%	(6.5)%	(10.6)%
Net interest margin (g)	4.62%	4.51%	4.28%	2.4%	7.9%
Efficiency ratio (g)	59.79%	61.60%	63.07%	(2.9)%	(5.2)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$68.94	$66.89	$61.80	3.1%	11.6%
Average interest earning assets	9,210,385	9,176,540	9,048,204	0.4%	1.8%
Pre-tax, pre-provision net income (j)	51,959	51,268	44,595	1.3%	16.5%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024

				Percent change vs.
(in thousands, except ratios)	March 31, 2025	December 31, 2024	March 31, 2024	4Q '24	1Q '24
BALANCE SHEET:
Investment securities	$1,042,163	$1,100,861	$1,339,747	(5.3)%	(22.2)%
Loans	7,883,735	7,817,128	7,525,005	0.9%	4.8%
Allowance for credit losses	88,130	87,966	85,084	0.2%	3.6%
Goodwill and other intangible assets	162,758	163,032	163,927	(0.2)%	(0.7)%
Other real estate owned (OREO)	119	938	1,674	(87.3)%	(92.9)%
Total assets	9,886,612	9,805,350	9,881,077	0.8%	0.1%
Total deposits	8,201,695	8,143,526	8,306,032	0.7%	(1.3)%
Borrowings	270,757	280,083	295,130	(3.3)%	(8.3)%
Total shareholders' equity	1,279,042	1,243,848	1,161,979	2.8%	10.1%
Tangible equity (d)	1,116,284	1,080,816	998,052	3.3%	11.8%
Total nonperforming loans	63,148	69,932	71,759	(9.7)%	(12.0)%
Total nonperforming assets	63,267	70,870	73,433	(10.7)%	(13.8)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	79.74%	79.72%	76.16%	—%	4.7%
Total nonperforming loans as a % of period end loans	0.80%	0.89%	0.95%	(10.1)%	(15.8)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.80%	0.91%	0.98%	(12.1)%	(18.4)%
Allowance for credit losses as a % of period end loans	1.12%	1.13%	1.13%	(0.9)%	(0.9)%
Net loan charge-offs	$592	$3,206	$841	(81.5)%	(29.6)%
Annualized net loan charge-offs as a % of average loans (b)	0.03%	0.16%	0.05%	(81.3)%	(40.0)%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	12.94%	12.69%	11.76%	2.0%	10.0%
Tangible equity (d) / Tangible assets (f)	11.48%	11.21%	10.27%	2.4%	11.8%
Average shareholders' equity / Average assets (b)	12.64%	12.47%	11.74%	1.4%	7.7%
Average shareholders' equity / Average loans (b)	16.22%	16.08%	15.48%	0.9%	4.8%
Average loans / Average deposits (b)	93.56%	93.00%	91.11%	0.6%	2.7%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31
(in thousands, except share and per share data)	2025	2024

Interest income:
Interest and fees on loans	$120,648	$111,211
Interest on debt securities:
Taxable	7,130	11,899
Tax-exempt	1,269	1,410
Other interest income	3,153	2,120
Total interest income	132,200	126,640

Interest expense:
Interest on deposits:
Demand and savings deposits	18,436	19,855
Time deposits	6,770	7,338
Interest on borrowings	2,617	3,824
Total interest expense	27,823	31,017

Net interest income	104,377	95,623

Provision for credit losses	756	2,180

Net interest income after provision for credit losses	103,621	93,443

Other income	25,746	26,200

Other expense	78,164	77,228

Income before income taxes	51,203	42,415

Income taxes	9,046	7,211

Net income	$42,157	$35,204

Per common share:
Net income - basic	$2.61	$2.18
Net income - diluted	$2.60	$2.17

Weighted average common shares - basic	16,159,342	16,116,842
Weighted average common shares - diluted	16,238,701	16,191,065

Cash dividends declared:
Quarterly dividend	$1.07	$1.06

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2025	December 31, 2024

Assets

Cash and due from banks	$154,536	$122,363
Money market instruments	83,078	38,203
Investment securities	1,042,163	1,100,861
Loans	7,883,735	7,817,128
Allowance for credit losses	(88,130)	(87,966)
Loans, net	7,795,605	7,729,162
Bank premises and equipment, net	66,327	69,522
Goodwill and other intangible assets	162,758	163,032
Other real estate owned	119	938
Other assets	582,026	581,269
Total assets	$9,886,612	$9,805,350

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,637,577	$2,612,708
Interest bearing	5,564,118	5,530,818
Total deposits	8,201,695	8,143,526
Borrowings	270,757	280,083
Other liabilities	135,118	137,893
Total liabilities	$8,607,570	$8,561,502

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2025 and December 31, 2024)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at March 31, 2025 and December 31, 2024)	459,529	463,706
Accumulated other comprehensive loss, net of taxes	(34,659)	(46,175)
Retained earnings	1,002,110	977,599
Treasury shares (1,431,757 shares at March 31, 2025 and 1,464,122 shares at December 31, 2024)	(147,938)	(151,282)
Total shareholders' equity	$1,279,042	$1,243,848
Total liabilities and shareholders' equity	$9,886,612	$9,805,350

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31
(in thousands)	2025	2024

Assets

Cash and due from banks	$127,229	$143,714
Money market instruments	287,016	155,511
Investment securities	1,069,620	1,368,527
Loans	7,833,234	7,482,650
Allowance for credit losses	(88,825)	(84,067)
Loans, net	7,744,409	7,398,583
Bank premises and equipment, net	68,992	74,919
Goodwill and other intangible assets	162,938	164,137
Other real estate owned	918	1,088
Other assets	584,485	556,899
Total assets	$10,045,607	$9,863,378

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,578,838	$2,569,030
Interest bearing	5,793,915	5,644,088
Total deposits	8,372,753	8,213,118
Borrowings	269,254	361,703
Other liabilities	133,341	130,373
Total liabilities	$8,775,348	$8,705,194

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	464,046	463,518
Accumulated other comprehensive loss, net of taxes	(39,942)	(67,343)
Retained earnings	997,399	917,645
Treasury shares	(151,244)	(155,636)
Total shareholders' equity	$1,270,259	$1,158,184
Total liabilities and shareholders' equity	$10,045,607	$9,863,378

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2025	2024	2024	2024	2024
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$120,648	$120,870	$120,203	$115,318	$111,211
Interest on debt securities:
Taxable	7,130	8,641	10,228	10,950	11,899
Tax-exempt	1,269	1,351	1,381	1,382	1,410
Other interest income	3,153	2,751	1,996	1,254	2,120
Total interest income	132,200	133,613	133,808	128,904	126,640

Interest expense:
Interest on deposits:
Demand and savings deposits	18,436	19,802	22,762	20,370	19,855
Time deposits	6,770	7,658	7,073	7,525	7,338
Interest on borrowings	2,617	2,708	2,859	3,172	3,824
Total interest expense	27,823	30,168	32,694	31,067	31,017

Net interest income	104,377	103,445	101,114	97,837	95,623

Provision for credit losses	756	3,935	5,315	3,113	2,180

Net interest income after provision for credit losses	103,621	99,510	95,799	94,724	93,443

Other income	25,746	31,064	36,530	28,794	26,200

Other expense	78,164	83,241	85,681	75,189	77,228

Income before income taxes	51,203	47,333	46,648	48,329	42,415

Income taxes	9,046	8,703	8,431	8,960	7,211

Net income	$42,157	$38,630	$38,217	$39,369	$35,204

Per common share:
Net income - basic	$2.61	$2.39	$2.37	$2.44	$2.18
Net income - diluted	$2.60	$2.37	$2.35	$2.42	$2.17

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2025	2024	2024	2024	2024
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$10,994	$11,122	$10,615	$10,728	$10,024
Service charges on deposit accounts	2,407	2,319	2,362	2,214	2,106
Other service income	2,936	3,277	3,036	2,906	2,524
Debit card fee income	6,089	6,511	6,539	6,580	6,243
Bank owned life insurance income	1,512	1,519	2,057	1,565	2,629
ATM fees	335	415	471	458	496
Pension settlement gain	—	365	5,783	—	—
(Loss) gain on the sale of OREO, net	(229)	(74)	2	(7)	121
Loss on sale of debt securities, net	—	(128)	—	—	(398)
(Loss) gain on equity securities, net	(862)	1,852	1,557	358	(687)
Other components of net periodic benefit income	2,344	2,651	2,204	2,204	2,204
Miscellaneous	220	1,235	1,904	1,788	938
Total other income	$25,746	$31,064	$36,530	$28,794	$26,200

Other expense:
Salaries	$36,216	$37,254	$38,370	$35,954	$35,733
Employee benefits	10,516	10,129	10,162	9,873	11,560
Occupancy expense	3,519	2,929	3,731	2,975	3,181
Furniture and equipment expense	2,301	2,375	2,571	2,454	2,583
Data processing fees	10,529	10,450	11,764	9,542	8,808
Professional fees and services	7,307	10,465	7,842	6,022	6,817
Marketing	1,528	1,949	1,464	1,164	1,741
Insurance	1,686	1,600	1,640	1,777	1,718
Communication	1,202	1,104	955	1,002	1,036
State tax expense	1,186	1,145	1,116	1,129	1,110
Amortization of intangible assets	274	288	287	320	320
Foundation contributions	—	—	2,000	—	—
Miscellaneous	1,900	3,553	3,779	2,977	2,621
Total other expense	$78,164	$83,241	$85,681	$75,189	$77,228

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2025	2024	2023	2022	2021	2020

Allowance for credit losses:
Allowance for credit losses, beginning of period	$87,966	$83,745	$85,379	$83,197	$85,675	$56,679
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021		—	383	—	6,090	—
Charge-offs	3,605	18,334	10,863	9,133	5,093	10,304
Recoveries	3,013	8,012	5,942	6,758	8,441	27,246
Net charge-offs (recoveries)	592	10,322	4,921	2,375	(3,348)	(16,942)
Provision for (recovery of) credit losses	756	14,543	2,904	4,557	(11,916)	12,054
Allowance for credit losses, end of period	$88,130	$87,966	$83,745	$85,379	$83,197	$85,675

General reserve trends:
Allowance for credit losses, end of period	$88,130	$87,966	$83,745	$85,379	$83,197	$85,675
Allowance on accruing purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	—	—	167
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	N.A.	678
Specific reserves on individually evaluated loans - accrual	—	—	—	—	42	44
Specific reserves on individually evaluated loans - nonaccrual	1,044	1,299	4,983	3,566	1,574	5,390
General reserves on collectively evaluated loans	$87,086	$86,667	$78,762	$81,813	$81,581	$79,396

Total loans	$7,883,735	$7,817,128	$7,476,221	$7,141,891	$6,871,122	$7,177,785
Accruing PCD loans (PCI loans for years 2020 and prior)	2,139	2,174	2,835	4,653	7,149	11,153
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	N.A.	360,056
Individually evaluated loans - accrual (k)	13,935	15,290	—	11,477	17,517	8,756
Individually evaluated loans - nonaccrual	47,718	53,149	45,215	66,864	56,985	99,651
Collectively evaluated loans	$7,819,943	$7,746,515	$7,428,171	$7,058,897	$6,789,471	$6,698,169

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.03%	0.14%	0.07%	0.03%	(0.05)%	(0.24)%
Allowance for credit losses as a % of period end loans	1.12%	1.13%	1.12%	1.20%	1.21%	1.19%
General reserve as a % of collectively evaluated loans	1.11%	1.12%	1.06%	1.16%	1.20%	1.19%

Nonperforming assets:
Nonaccrual loans	$61,929	$68,178	$60,259	$79,696	$72,722	$117,368
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	N.A.	20,134	28,323	20,788
Loans past due 90 days or more	1,219	1,754	859	1,281	1,607	1,458
Total nonperforming loans	$63,148	$69,932	$61,118	$101,111	$102,652	$139,614
Other real estate owned	119	938	983	1,354	775	1,431
Other nonperforming assets	—	—	—	—	2,750	3,164
Total nonperforming assets	$63,267	$70,870	$62,101	$102,465	$106,177	$144,209
Percentage of nonaccrual loans to period end loans	0.79%	0.87%	0.81%	1.12%	1.06%	1.64%
Percentage of nonperforming loans to period end loans	0.80%	0.89%	0.82%	1.42%	1.49%	1.95%
Percentage of nonperforming assets to period end loans	0.80%	0.91%	0.83%	1.43%	1.55%	2.01%
Percentage of nonperforming assets to period end total assets	0.64%	0.72%	0.63%	1.04%	1.11%	1.55%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2025	2024	2023	2022	2021	2020

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$68,178	$60,259	$79,696	$72,722	$117,368	$90,080
New nonaccrual loans	14,767	65,535	48,280	64,918	38,478	103,386
Resolved nonaccrual loans	21,016	57,616	67,717	57,944	83,124	76,098
Nonaccrual loans, end of period	$61,929	$68,178	$60,259	$79,696	$72,722	$117,368

Individually evaluated nonaccrual commercial loan portfolio information (period end):
Unpaid principal balance	$51,134	$58,158	$47,564	$68,639	$57,609	$100,306
Prior charge-offs	3,416	5,009	2,349	1,775	624	655
Remaining principal balance	47,718	53,149	45,215	66,864	56,985	99,651
Specific reserves	1,044	1,299	4,983	3,566	1,574	5,390
Book value, after specific reserves	$46,674	$51,850	$40,232	$63,298	$55,411	$94,261

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED
(in thousands, except share and per share data)	March 31, 2025	December 31, 2024	March 31, 2024
Net interest income	$104,377	$103,445	$95,623
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	175	250	352
less interest income on former Vision Bank relationships	1,019	38	2
Net interest income - adjusted	$103,183	$103,157	$95,269

Provision for credit losses	$756	$3,935	$2,180
less recoveries on former Vision Bank relationships	(1,097)	—	(953)
Provision for credit losses - adjusted	$1,853	$3,935	$3,133

Other income	$25,746	$31,064	$26,200
less loss on sale of debt securities, net	—	(128)	(398)
less pension settlement gain	—	365	—
less impact of strategic initiatives	(914)	117	(155)
less Vision related (loss) gain on the sale of OREO, net	(229)	—	121
less other service income related to former Vision Bank relationships	3	299	7
Other income - adjusted	$26,886	$30,411	$26,625

Other expense	$78,164	$83,241	$77,228
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	274	288	320
less building demolition costs	—	44	65
less direct expenses related to collection of payments on former Vision Bank loan relationships	276	215	—
Other expense - adjusted	$77,614	$82,694	$76,843

Tax effect of adjustments to net income identified above (i)	$(126)	$(83)	$(104)

Net income - reported	$42,157	$38,630	$35,204
Net income - adjusted (h)	$41,682	$38,319	$34,811

Diluted earnings per common share	$2.60	$2.37	$2.17
Diluted earnings per common share, adjusted (h)	$2.57	$2.35	$2.15

Annualized return on average assets (a)(b)	1.70%	1.54%	1.44%
Annualized return on average assets, adjusted (a)(b)(h)	1.68%	1.52%	1.42%

Annualized return on average tangible assets (a)(b)(e)	1.73%	1.56%	1.46%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.71%	1.55%	1.44%

Annualized return on average shareholders' equity (a)(b)	13.46%	12.32%	12.23%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	13.31%	12.22%	12.09%

Annualized return on average tangible equity (a)(b)(c)	15.44%	14.17%	14.24%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	15.27%	14.06%	14.08%

Efficiency ratio (g)	59.79%	61.60%	63.07%
Efficiency ratio, adjusted (g)(h)	59.39%	61.63%	62.72%

Annualized net interest margin (g)	4.62%	4.51%	4.28%
Annualized net interest margin, adjusted (g)(h)	4.57%	4.50%	4.26%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended March 31, 2025, December 31, 2024, and March 31, 2024, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2025	December 31, 2024	March 31, 2024
AVERAGE SHAREHOLDERS' EQUITY	$1,270,259	$1,247,680	$1,158,184
Less: Average goodwill and other intangible assets	162,938	163,221	164,137
AVERAGE TANGIBLE EQUITY	$1,107,321	$1,084,459	$994,047

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2025	December 31, 2024	March 31, 2024
TOTAL SHAREHOLDERS' EQUITY	$1,279,042	$1,243,848	$1,161,979
Less: Goodwill and other intangible assets	162,758	163,032	163,927
TANGIBLE EQUITY	$1,116,284	$1,080,816	$998,052

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED
	March 31, 2025	December 31, 2024	March 31, 2024
AVERAGE ASSETS	$10,045,607	$10,008,328	$9,863,378
Less: Average goodwill and other intangible assets	162,938	163,221	164,137
AVERAGE TANGIBLE ASSETS	$9,882,669	$9,845,107	$9,699,241

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2025	December 31, 2024	March 31, 2024
TOTAL ASSETS	$9,886,612	$9,805,350	$9,881,077
Less: Goodwill and other intangible assets	162,758	163,032	163,927
TANGIBLE ASSETS	$9,723,854	$9,642,318	$9,717,150

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2025	December 31, 2024	March 31, 2024
Interest income	$132,200	$133,613	$126,640
Fully taxable equivalent adjustment	607	617	616
Fully taxable equivalent interest income	$132,807	$134,230	$127,256
Interest expense	27,823	30,168	31,017
Fully taxable equivalent net interest income	$104,984	$104,062	$96,239

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED
	March 31, 2025	December 31, 2024	March 31, 2024
Net income	$42,157	$38,630	$35,204
Plus: Income taxes	9,046	8,703	7,211
Plus: Provision for credit losses	756	3,935	2,180
Pre-tax, pre-provision net income	$51,959	$51,268	$44,595

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, accruing individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com